AFL-CIO HOUSING INVESTMENT TRUST Paul G. Stewart, Phase III Chicago, IL PROJECT DESCRIPTION The AFL-CIO Housing Investment Trust helped to finance the $31 million substantial rehabilitation of a 20-story, 180-unit income and age-restricted residential tower in Chicago’s South Side Bronzeville community. It was originally built in 1976 as part of the Paul G. Stewart Campus, which includes six affordable rental buildings. The project sponsor and operating entity was Peoples Consumer Co-Operative, an Illinois not-for-profit corporation that was organized in 1937 as a cooperative buying club for African-Americans to purchase quality goods and services. Paul G. Stewart Phase III features studio and one-bedroom apartments, an on-site laundry facility, a lounge/meeting area, and off-street parking. HIT ROLE The HIT purchased a total of $16.3 million in City of Chicago notes and bonds in December 2016. Financing for the project also included federal and city funds. The HIT worked closely with Prairie Mortgage Company and P/R Mortgage & Investment Corp., originator and issuer/servicer, respectively, of the 221(d)(4) FHA loan backing the bonds. Stifel, Nicolas & Company, Inc. underwrote both the bonds and the notes. SOCIAL IMPACT The preservation of affordable housing at the rehabilitated tower is helping Chicago meet the demand for affordable rental housing for seniors. All 180 apartments participate in a project-based Section 8 Housing Assistance Program (HAP) contract administered by the Chicago Housing Authority. Residency is restricted to occupants who are 62 or older with incomes at or below 60% of area median income. The substantial rehabilitation included new mechanical systems, windows, kitchens, and baths as well as extensive exterior masonry repairs. The scope of work required green initiatives such as improved insulation and efficient energy systems. The site is well-served by several Chicago Transit Authority bus routes, the Green and Red rapid transit lines, and has good access to the Dan Ryan Expressway. The project generated an estimated 145 union construction jobs.* *Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“Investing in projects like Paul G. Stewart highlights the HIT’s dedication to neighborhood development and to job creation throughout our City. I applaud the HIT’s continued commitment to investing in neighborhoods throughout Chicago and am pleased to support the innovative work the HIT is able to accomplish.” —Kurt Summers, Chicago Treasurer ABOUT THE HIT The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com. This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing. AFL-CIO HOUSING INVESTMENT TRUST2401 Pennsylvania Ave, NW Suite 200 Washington D.C. 20037T: 202-331-8055 | F: 202-331-8190 | www.aflcio-hit.com